Exhibit 99.1

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Company Overview Dr. Neal Walker President and CEO April 2019 EMPOWERING PATIENTS THROUGH REVELATIONARY SCIENCE

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believe", "expect", "may", "plan," "potential," "will," and similar expressions, and are based on Aclaris' current beliefs and expectations. These forward-looking statements include expectations regarding Aclaris’ development of its drug candidates, including the timing for initiation and completion of clinical trials, the availability of data from these trials and the timing of its regulatory submissions related to these trials, and the growth opportunity for ESKATA and RHOFADE. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris' reliance on third parties over which it may not always have full control, and other risks and uncertainties that are described in the Risk Factors section of Aclaris' Annual Report on Form 10-K for the year ended December 31, 2018, and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC filings" section of the Investors page of Aclaris' website at http://www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Cautionary Note Regarding Forward-Looking Statements 2

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved LEADERSHIP • Physician-founded • Key leadership with track record of executing across multiple development and commercial stage companies • Kinome experts - chemists and biologists; combined 300+ years of drug discovery experience Corporate Strategy: Building a Fully-Integrated Biopharmaceutical Company Leverage core expertise in drug development and kinase inhibition to develop small molecule therapeutics ACTIVE CLINICALTRIALS12 FDA-APPROVED MEDICINES2 KINect™ PLATFORM Proprietary discovery engine 3

Pipeline

Program	Indication(s)	Preclinical	Phase 1	Phase 2	Phase 3
A-101(45%) *Topical*	Common Warts				
ATI-502 JAK1/JAK3 Inhibitor *Topical*	Alopecia Areata				
	Vitiligo				
	Androgenetic Alopecia				
	Atopic Dermatitis				
ATI-501 JAK1/JAK3 Inhibitor *Oral*	Alopecia Areata				
ATI-450 MK2 Pathway Inhibitor *Oral*	RA, Psoriasis, Hidradenitis Suppurativa, CAPS, Pyoderma Gangrenosum, Other				
ATI-1777 JAK1/JAK3 Inhibitor *Soft Topical*	Atopic dermatitis, Vitiligo, Alopecia Areata				
ITK/JAK3 Inhibitor *Soft Topical*	Psoriasis, Inflammatory Dermatoses				
ITK/JAK3 Inhibitor *Oral*	Psoriasis, Inflammatory Dermatoses				
ITK/JAK3 Inhibitor *Oral, gut-restricted*	Ulcerative colitis / Crohn's Disease				
MK2 Pathway Inhibitor *Oral*	Oncology				

RA = rheumatoid arthritis, CAPS = cryopyrin-associated periodic syndromes

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved

4

Conditions with Significant Treatment Gaps

SEBORRHEIC KERATOSIS (SK)



83+MM people in U.S.*[1]

ESKATA® (hydrogen peroxide) topical solution, 40% (w/w), first FDA-approved topical treatment for raised SKs in adults

ALOPECIA AREATA (AA)



5-7MM people in U.S.

have or will develop AA[2,7]
Currently available Rx treatment options often used off-label and have significant limitations[7]

VERRUCA VULGARIS (COMMON WARTS)



19-22MM people in U.S.[2,3]

Currently available treatments have modest therapeutic effect and significant limitations[4]

ANDROGENETIC ALOPECIA (MALE / FEMALE PATTERN HAIR LOSS)



~50MM men / ~30MM women

in U.S. affected by AGA hair loss[8]

VITILIGO



1-2% of global population impacted[5]

No FDA-approved medication to repigment the skin[6]

ROSACEA



16+MM people in U.S.[9]

RHOFADE® (oxymetazoline hydrochloride) cream, 1% FDA-approved for the topical treatment of persistent facial erythema (redness) associated with rosacea in adults, a symptom experienced in about 71% of patients with rosacea[9]

*Includes all types of SKs [1]Bickers et al. The Burden of Skin Disease. *J Am Acad Dermatology*. 2006;55:490-500.[2]Data on file, Aclaris Therapeutics, Inc. [3]Nguyen et al. Laser Treatment of Nongenital Verrucae A Systematic Review. *JAMA Dermatology*. 2016;152(9):1025-1033.[4]Kwok et al. Topical treatments for cutaneous warts (Review). Cochrane Database of Systematic Reviews.2012. Art. No.: CD001781. [5]Fitzpatrick T, et al. http://www.avrf.org/facts/frequently-asked-questions.html. Last accessed March 30, 2019.[6]https://www.asdreports.com/news-217/vitiligo-therapeutics-market-expected-show-moderate-growth-up-2019. Last accessed March 30, 2019. [7]National Alopecia Areata Foundation. https://www.naaf.org/alopecia-areata. Last accessed March 30, 2019.[8]National Institute of Health Androgenetic Alopecia. https://ghr.nlm.nih.gov/condition/androgenetic-alopecia#statistics. Last accessed March 30, 2019. [9]National Rosacea Society, https://www.rosacea.org/rosacea-review/2010/summer/new-survey-uncovers-wide-range-of-potential-signs-and-symptoms. Last accessed on March 30, 2019.

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS

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© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved COMMERCIAL PORTFOLIO RHOFADE® (oxymetazoline HCl) cream, 1% ESKATA® (hydrogen peroxide) topical solution, 40% (w/w) 6

RHOFADE Cream



Rhofade
(oxymetazoline HCl)
cream, 1%
IMPORTANT SAFETY INFORMATION • PRODUCT INFORMATION • FOR HEALTHCARE PROFESSIONALS
ABOUT
RHOFADE® CREAM
RHOFADE® cream reduced persistent facial redness due to rosacea in adults all day, through 12 hours on day 29.¹
BEFORE AND AFTERS
BEFORE
AFTER
TAKE THE
NEXT STEP
Find a dermatologist, savings, and condition information.
LEARN MORE
Illustration only.
On day 29, results seen in 12%–18% of people using RHOFADE® cream vs 5%–9% of people using vehicle cream. Individual results may vary.

- National Rosacea Society estimates more than 16 million Americans are affected by rosacea[1]
- Persistent facial redness is the most common sign or symptom of rosacea, experienced in about 71% of rosacea patients according to a survey conducted by this same Society[1]
- RHOFADE Growth Opportunity:
  - Increase prescribing by current RHOFADE prescribers
  - Recapture lost share from HCPs who decreased their prescribing in 2018
  - Capitalize on untapped potential within rosacea-treating HCPs who are not yet prescribing a medication to treat PFE

INDICATION
RHOFADE cream is indicated for the topical treatment of persistent facial erythema associated with rosacea in adults.

IMPORTANT SAFETY INFORMATION AND WARNINGS

WARNINGS AND PRECAUTIONS

Potential Impacts on Cardiovascular Disease

Alpha-adrenergic agonists may impact blood pressure. RHOFADE cream should be used with caution in patients with severe or unstable or uncontrolled cardiovascular disease, orthostatic hypotension, and uncontrolled hypertension or hypotension. Advise patients with cardiovascular disease, orthostatic hypotension, and/or uncontrolled hypertension/hypotension to seek immediate medical care if their condition worsens.

[1] National Rosacea Society, https://www.rosacea.org/rosacea-review/2010/summer/new-survey-uncovers-wide-range-of-potential-signs-and-symptoms. Last accessed on March 30, 2019.

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS

7

ESKATA

83+MM People in the US with SK*[1]

18+MM visits to Derm for SK[2]

8+MM SK treatments[2]

Reasons for Not Removing SKs Include[3]:

- High risk of **scarring**
- High risk of **hypopigmentation**
- Want to avoid **cutting, freezing** or **burning**


One Unit
Rx Only
Store at 20-25°C
eskata
(hydrogen peroxide) topical solution, 40% (w/w)
Single use applicator/0.7 mL. For Topical Use Only
ACLARIS
eskata

- Moved to second position in the detail schedule
- Sales team focused on top 10 ESKATA accounts based on productivity in each territory, with the objective of increasing utilization
- Received recent European approvals for ESKATA / ESKERIELE and in active discussions with potential commercial partners

*Includes all types of SKs [1]Bickers et al. The Burden of Skin Disease. *J Am Acad Dermatology*. 2006;55:490-500. [2]Data on File. Aclaris Therapeutics, Inc. Burke Screener of 594 dermatologists. 2014. [3]Data on File. Aclaris Therapeutics, Inc. In-Office SK Treatment Study. Final Report. 2016.

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved

8

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved A-101 (hydrogen peroxide) 45% Topical Solution Phase 3 Candidate For Common Warts 9

Common Warts - Patient/Physician Surveys

People with Common Warts in the US

19–22 M[1,2]



61% treated by **Primary Care Physicians** (2.5 avg. visits)[1]

39% treated by **Dermatologists** (2.6 avg. visits) 31% of pts are referrals[1]

- 50% of all patient visits for warts are for common warts[3]
- 3x more patient visits than genital warts[3]
- 50% of patients report moderate to extreme discomfort[4]
- 39% of patients say warts impact social/leisure activities[4]
- Unmet Needs[1]:
  - Would prefer pain-free treatments which work faster and do not have unwanted side effects

[1]Data on file, Aclaris Therapeutics, Inc.
[2]Nguyen et al. Laser Treatment of Nongenital Verrucae A Systematic Review. *JAMA Dermatology*. 2016;152(9):1025-1033.
[3] IMS National Disease and Therapeutic Index 2016.
[4] Lipke M., An Armamentarium of Wart Treatments, *Clinical Medicine & Research*,4:4, 2006; 273–293.

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS

10

Common Warts: Treatment Paradigm

Peds/PCPs — Histofreeze / Verruca Freeze

Dermatologists — Cryosurgery

Conservative Treatments → **Aggressive Treatments**

OTC:
- Freezing products
- Salicylic Acid

Rx Topicals:
- Imiquimod
- Retinoids

In-office Destruction:
- Excision
- Injections (Bleomycin, Candida)
- Laser, Cantharidin

Peds/PCPs:
- Difficult and recalcitrant cases are typically referred to dermatologists
- Less likely to utilize in-office procedures but more likely to utilize take-home Rx/OTC

Dermatologists:
- Viewed as the specialists in the treatment of warts; other specialties follow dermatologists' lead
- More likely to utilize both in-office procedures and take-home Rx/OTC

- Patient burden comes from the duration of treatment, time commitment, pain and discomfort, as well as the cost of treatments
- Opportunity to position A-101 45% as Rx treatment with convenience of home use

Source: Burke Market Research, January 2016

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved

11

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Primary Endpoint: • Mean change from baseline in the Physician’s Wart Assessment (PWA)™ score on target wart at day 56 (visit 10) using an analysis of covariance. Secondary Endpoints: • The proportion of subjects whose target wart is judged to be clear (PWA=0) at day 56. • The proportion of subjects with all treated wart(s) clear, stratified by baseline number of warts at day 56. • The percentage of all treated warts that were clear at day 56. Current Status • Phase 3 Data expected 2H19. Summary of WART-203 Phase 2 Trial Results Trial Trial Design Trial Outcome WART–203 (N=159) • A randomized, double-blind, vehicle-controlled, parallel-group study of investigational drug A- 101 45% topical solution in subjects with 1-6 common warts • Self-treated twice weekly for a total of 16 treatments • Efficacy: Statistically significant results on all primary and secondary endpoints • Favorable safety profile 12

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved 0.0% 2.1% 7.4%* 12.2%** 16.1%** 22.2%*** 25.3%*** 30.2%*** 35.0% 34.3% 39.2% 0.7% 0.7% 1.4% 2.1% 2.9% 5.7% 8.5% 9.2% 11.2% 13.7% 17.2% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% Day 7 Day 14 Day 21 Day 28 Day 35 Day 42 Day 49 Day 56 Day 78 Day 106 Day 134 A-101 45% Vehicle *** WART-203: The Percentage of All Treated Warts that are Clear on the PWA for Each Post-baseline Visit (N=159) *** *** * p = < 0.05 ** p = < 0.01 *** p = <0.001 **** Study Endpoint **** 13

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved 0.0% 1.3% 2.5% 6.4%* 6.3% 11.7%* 15.4%** 19.0%*** 24.0% 28.0% 33.3% 0.0% 0.0% 0.0% 0.0% 1.3% 2.6% 2.6% 2.6% 4.0% 6.8% 7.9% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% Day 7 Day 14 Day 21 Day 28 Day 35 Day 42 Day 49 Day 56 Day 78 Day 106 Day 134 A-101 45% Vehicle* p = < 0.05 ** p = < 0.01 *** p = <0.001 *** *** **** Study Endpoint **** WART-203: Proportion of Subjects with all treated Wart(s) (1-6) Clear, Stratified by Baseline Number of Warts, at each Post- Baseline Visit (N=159) *** 14

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Inflammation and Immunology Platform 15

KINect™ Platform – *Developing Better Kinase Drug Candidates Rapidly & Efficiently*

TARGET SELECTION & VALIDATION → **KINect™ Platform – LEAD GENERATION** → **ASSET GENERATION**

Target selection & validation:

500+ Kinases	**Select Cysteine Kinases**	**Assess Target Confidence**
>300 Cysteine Kinases	w/Published Crystal Structures	• Disease • Genetics • Safety • Distribution



Leveraging key opinion leaders, data in public domain and internal validation

KINect™ Platform – lead generation:

- Custom Kinase Assays
- Proprietary Chemical Library
- Cycle: ANALYSIS → MODELING → DESIGN → SYNTHESIS
- Schrödinger® Enabled Drug Design

High affinity/selective drug scaffolds more rapid target to candidate selection

Asset generation:

Proprietary Portfolio
- Project 1
- Project 2
- Project 3

Strategic Partner(s)
- Project 1
- Project 2
- Project 3

PEOPLE

- Co-inventors of tofacitinib and former leaders of Pfizer kinase program (including JAK inhibitors)
- Kinome experts - chemists and biologists; combined 300+ years of drug discovery experience
- Significant experience in small molecule drug discovery through Phase 2

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS 16

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Creating New Medicines Targeting Previously Inaccessible Parts of the Kinome Kinase Drugs Represented $240B in Aggregate Global Sales from 2011-20151 Proprietary chemical library and integrated capabilities for interrogating the Kinome • Solves challenges encountered in the class − Selectivity − Biochemical efficiency • Validity of targeting kinases is commercially established • Plethora of validated kinase targets are inadequately drugged • KINect™ platform allows rational targeting of validated kinase targets KINect™ Technology Platform 500 member class, representing 2% of the human genome The Kinase Opportunity: Rational Targeted Drug Discovery 1 https://www.nature.com/nrd/posters/druggablegenome/nrd_druggablegenome.pdf. Last Accessed March 30, 2019 17

Investigational Selective JAK 1/3 Inhibitors

Portfolio and IP Estate:

ATI-501 (oral) and ATI-502 (topical) – Selective JAK 1/3 inhibitor

Additional topical JAK inhibitors in development

- Known MOA and observed biological response in humans
- Promoted hair regrowth in mouse model[1]
- Broad IP estate - Methods of use covering JAK inhibitors for the treatment of:
  - Alopecia areata
  - Androgenetic alopecia (male and female pattern hair loss)

ATI-501 JAK1/JAK3 inhibitors

Oral treatment for alopecia totalis and alopecia universalis

ATI-502 JAK1/JAK3 inhibitors

Topical treatment for hair loss disorders: patchy alopecia areata and androgenetic alopecia

ATI-1777 JAK1/JAK3 inhibitors

"Soft Topical" treatment for atopic dermatitis, alopecia areata, and vitiligo

[1] Data on File. Aclaris Therapeutics, Inc.

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved

18

Mechanism of JAK Inhibitors in Alopecia Areata



Hair follicle bulb (anagen phase)
Nucleus
Follicular epithelial cell
STAT1
Ruxolitinib
Tofacitinib
JAK1
JAK2
MHC class I + peptide
NKG2DL
IFN-γR1
IFN-γR2
IL-15
IL-15Rα
IFN-γ
TCR
IL-2Rβ
NKG2D
CD8
JAK3
JAK1
Tofacitinib
STAT5
Ruxolitinib
CD8⁺ NKG2D⁺ T cells
T cell proliferation
CD8⁺NKG2D⁺ T cell
Nucleus

Divito & Kupper, Nature Medicine 20, 989–990 (2014).



HF of an AA patient
Control Individual
H&E
ULBP3
ULBP3
m
n
o
CD8
NKG2D
CD8
NKG2D

Christiano Laboratory, Columbia University

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved

19

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved ATI-502-AUATB-201 – Topical Proof of Concept Baseline Follow up 33/M 23/F 45/F (250 Days on Drug) (268 Days on Drug) (250 Days on Drug with a 47 day gap) *Hair regrowth continues in 3 of the 5 patients who were on drug longer than 6 months 20

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Alopecia Areata - Patient/Physician Surveys Patients with Alopecia Areata in the US 5 –7 M1,2 treated by Primary Care Physicians (6.7 avg. visits)1 treated by Dermatologists (7.1 avg. visits) 43% of pts are referrals1 42% 54% AGE & OTHER DEMOGRAPHICS1 28% 44% 21% 7% <18 18-34 35-49 50+ Average age = 25.7 years 21 COMMON BODY LOCATIONS1 72% 25% 22% 18% 14% 12% 11% 11% 10% 1% Scalp Eyebrows Face Eyelashes Beard / mustache Arms Armpits Legs Genitalia Other 1Data on file, Aclaris Therapeutics, Inc. 2National Alopecia Areata Foundation. https://www.naaf.org/alopecia-areata. 21

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Spectrum of Hair Loss 24% 43%34% 51% 100% • 25-52% of patients have persistent patchy AA1 • 14-25% of patients progress to alopecia totalis or universalis1 1MacDonald, et al. Guidelines for the Management of Alopecia Areata. Brit J Derm. 2003 22

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Current treatment paradigm https://www.naaf.org/alopecia-areata/alopecia-areata-treatments. Last accessed March 30, 2019. 23

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Topical Treatments Systemic Treatments Oral JAK inhibitor Adult / Pediatric Patchy AA Adult AT/AU patients Alopecia Areata: Potential Treatment Paradigms Topical JAK inhibitor Pediatric AT/AU patients Increasing Disease Severity INDUCTION: Topical JAK inhibitor may be efficacious in patients with less severe patchy AA Oral JAK inhibitor may be best option in patients with more severe AT/AU phenotypes MAINTENANCE: AT/AU patients may be able to maintain hair with topical JAK inhibitor Concomitant topical therapy may decrease reliance on longer term oral therapy in some patients 24

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Androgenetic Alopecia (AGA) 25

Androgenetic Alopecia (AGA): Male/Female pattern hair loss

- AGA is a genetic disorder and the most common cause of hair loss[1]
- Experienced by 70% of men and 40% of women at some point in their lives[1]; affects ~50 million men and ~30 million women in the US[2]
- Affected individuals highly motivated to seek treatment[1]
- Potential benefits of topical JAK inhibitor in AGA:
  - ✓ New mechanism of action
  - ✓ Minimal systemic side effects
  - ✓ Non-hormonal
  - ✓ Novel option women with AGA



Male with AGA



Female with AGA


Epidermis
Hair
Sebaceous gland
Outer root sheath
Inner root sheath
Arrector pili muscle
Connective tissue sheath
The bulge
Stem cells
Proliferating progenitor cells
Bulb
Dermal papilla

Cotsarelis , J Clin Invest. 2006;116(1):19-22.

[1] McElwee J., et al. Promising Therapies for Treating and/or Preventing Androgenic Alopecia. Medscape. 2012
[2] National Institute of Health Androgenetic Alopecia. https://ghr.nlm.nih.gov/condition/androgenetic-alopecia#statistics. Last accessed March 30, 2019.

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved

26

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved © Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved ATI-450 (MK2 Inhibitor) 27

MK2 Pathway Inhibitor (MK2 PI) ATI-450

- Pharmacologically unique MOA
- MK2 pathway inhibitors target the production and activity of key inflammatory cytokines including TNFα, IL-1α, IL-1β and IL-6
- ATI-450 inhibits the cytokine targets of established biologics:
  - Anti-TNFs: Humira®, Enbrel®, Remicade®
    - *RA, psoriasis, psoriatic arthritis, IBD, ankylosing spondylitis*
  - Anti-IL1s: Kineret®, Ilaris®, Arcalyst®
    - *CAPS, Still's disease, SJIA, cardiovascular disease*
  - Anti-IL6: Kevzara®, Actemra®
    - *RA, Castleman's disease*
- Aclaris is developing MK2 pathway inhibitors for chronic inflammatory disease and autoimmune disease

MK2 = mitogen-activated protein kinase-activated protein kinase 2 (MAPKAPK2)
RA = rheumatoid arthritis; IBD = inflammatory bowel disease; SJIA = systemic juvenile idiopathic arthritis

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS 28

MK2-driven cytokines are central to many diseases



TNFα, IL1β, IL6
Inflammatory bowel disease
Rheumatoid arthritis / Juvenile idiopathic arthritis
Cancer
Neuroinflammation
Cardiovascular / cerebrovascular disease
Psoriasis / psoriatic arthritis
Asthma / COPD
Ankylosing spondylitis

Singh RK, et al. *Pharmacol Reports.* 2017; 69:746-756.

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved

29

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved INFLAMMATION ATI-450 does NOT block the activation of anti-inflammatory pathways (e.g., IL-10) thereby preserving this homeostatic dampening of the immune response p38α MK2 TNFα /IL-1β /IL-6 Cytokines/ Chemokines/ IL8/COX2/MMPs Anti-inflammatory pathways: IL10 / MKP / Phospho-TAB1 Structural proteins Transcription factors “Housekeeping ” functions” Cell cycle progression, Chromatin remodeling, mRNA translation / stability, Metabolism ATI-450 Inhibits the Expression of Key Inflammatory Cytokines: TNFα, IL-1β and IL-6 Pro-inflammatory Anti-inflammatory Housekeeping functions ATI-450X XX XX 30

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved Mouse LPS-Induced TNFa Production ATI-450 demonstrated durable response (no tachyphylaxis) • Conventional p38 (CDD-111) and MK2PI (ATI- 450) administered to mice in feed starting day 1 and continuing through day 28 • At the time point indicated, mice were LPS challenged and blood TNFa levels determined 0 20 40 60 80 100 120 140 160 180 0.5 2 3 4 CDD111 CDD450ATI-450 % Control Response Weeks on Drug • Global p38 inhibitor CDD-111 lost inhibition over time • This investigational MK2 pathway inhibitor ATI-450 demonstrated durable responses in this model (no tachyphylaxis) TNF - α 31

In vivo Results of MK2 Pathway Inhibitor ATI-450

Joint Protection in Rat Arthritis Model[1]


Normal
Vehicle
450 (5 mpk)

Blockade of Gut Inflammatory Infiltrate in Murine Adoptive Transfer Ulcerative Colitis Model[3]


Normal
Inflamed
Inflamed + ATI-450

Cytokine Modulation in Orphan Autoinflammatory Disease (CAPS)[1]


IL-1β (ng/ml)
0.6
0.4
0.2
0
NS
*
*
NS
WT
NOMID[c]

Reduction in Breast Cancer Bone Metastasis in Mice[2]


Bone Metastasis
Photons/sec x 10[5]
1.5
1.0
0.5
0
***
Ctrl
MK2i

[1] Wang C, et al. J Exp Med. 2019;215(5):1315-1325.
[2] Murali B, et al. Cancer Res. 2019;78(19)5618-5630.
[3] Data on File. Aclaris Therapeutics, Inc.

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved

32

Fully Integrated Biopharmaceutical Company

Executive Team
Proven track record of R&D, commercial execution, and business development

Commitment to Patients
Focus on “white-space” or underserved diseases where treatment gaps exist

Pipeline
Multiple therapeutic programs ranging from discovery to Phase 3

Commercial Infrastructure
50 territory field sales force

Strong Cash Position
$168 million as of December 31, 2018

Intellectual Property
US & Global IP estate consisting of >150 patents/applications (issued and / or pending)

KINect™ Technology Platform
Proprietary discovery engine enables targeted design of novel drug candidates

Research and Development
Scientific leadership in dermatological and immuno-inflammatory diseases - innovative clinical and regulatory strategies

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved aclaris THERAPEUTICS

33

Milestone	2019				2020			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
A-101 45% Common Warts								
Phase 3 Data			■	■				
Submit NDA						■	■	
ATI-501/ATI-502 (Oral/Topical JAK Inhibitor)								
ATI-501 - Phase 2 AT/AU Dose Range Data			■	■				
ATI-501 - AT/AU End of Phase 2 FDA mtg					■	■		
ATI-502 - Phase 2 Patchy AA Dose Range Data		■						
ATI-502 – Initiate Phase 3 Patchy AA Trial					■	■		
ATI-502 - Phase 2 Open Label Vitiligo Data[1]		■		■				
ATI-502 - Phase 2 Open Label AGA Data[2]		■		■				
ATI-502 - Initiate Phase 2B AGA Trial					■	■		
ATI-502 - Phase 2 Open Label Atopic Dermatitis Data		■	■					
Inflammation / Immunology								
ATI-450 (MK2 Inhibitor) - Submit IND		■	■					
ATI-450 (MK2 Inhibitor) - Initiate Phase 1/2A Trials			■	■				
ATI-450 (MK2 Inhibitor) - Phase 1/2A Data						■	■	
ATI-1777 (Soft JAK) – Submit IND					■	■		
ATI-1777 (Soft JAK) - Initiate Phase 1/2A Trials							■	■

[1] VITI-201: 6-month data interim expected second quarter of 2019; 12-month data expected fourth quarter of 2019
[2] AGA-201: 6-month data expected second quarter of 2019; 12-month data expected fourth quarter of 2019

© Copyright 2019 Aclaris Therapeutics, Inc. All rights reserved

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